UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2013

LML PAYMENT SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Yukon Territory
(State or other jurisdiction of incorporation)

0-13959
(Commission File Number)

98-0209289
IRS Employer Identification No.)

1680-1140 West Pender Street, Vancouver, BC  V6E 4G1
(Address of principal executive offices and Zip Code)

(604) 689-4440
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Corporation held a Special Meeting of Shareholders on January 7, 2013 (the “Meeting”).  There were 28,246,684 common shares of the Corporation entitled to vote at the Meeting, of which a total of 18,512,116 (65.54%) were represented at the Meeting either in person or by proxy.

The following summarizes the results of the voting regarding the proposal which was adopted at the Meeting:

1.
Proposal to approve by special resolution, the full text of which is set out in the proxy statement of the Corporation dated November 30, 2012 (the “Proxy Statement”), the plan of arrangement under section 288 of the Business Corporations Act (British Columbia), involving the Corporation, LML Acquisition Corp. and Digital River, Inc., as more fully described in the Proxy Statement.

VOTES CAST			PERCENTAGE OF VOTES CAST
For	Against	Abstain	For	Against	Abstain

17,835,413	508,623	168,080	96.34%	2.75%	0.91%

A copy of the press release issued by the Corporation regarding the shareholder vote is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1           Press release dated January 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

/s/ Carolyn L. Gaines
Carolyn L. Gaines
Corporate Secretary

January 7, 2013